SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549

                            FORM 8-K
                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report: January 12, 2001

                   Commission File No. 0-17069


                          Excal Enterprises, Inc.
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     (Exact name of registrant as specified in its charter)


           Delaware                                  59-2855398
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(State or other jurisdiction of        (I.R.S. Employer
Identification No.)
incorporation or organization)

    100 North Tampa Street, Suite 3575, Tampa, Florida  33602
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            (Address of principal executive offices)

                         (813) 224-0228
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       Registrant's telephone number, including area code


Item  5.  Other Events.

On January 11, 2001, the Company signed an extension through December 31, 2001 of the lease of warehouse space with Laney & Duke. The extension includes 307,538 square feet of the first floor warehouse space and all 696,122 square feet of the second floor warehouse space. The base rental rate of the first floor space is $3.25 per square foot and the base rental rate of the second floor warehouse space is $1.95 per square foot.


Item 7(c).     Exhibits.

10.1 Second Amendment to Laney & Duke first floor lease.
10.2 Fourth Amendment to Laney & Duke second floor lease.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EXCAL ENTERPRISES, INC.


Dated: January 12, 2001        By:  /S/ TIMOTHY R. BARNES
                                    Timothy R. Barnes
                                    Vice-president, Secretary
                                    Treasurer and CFO